UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
 (Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
 (Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
 (Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2016

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2016

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

31	Olstein Strategic
Opportunities Fund

57	Combined Notes to
Financial Statements

68	Report of Independent
Registered Public Accounting Firm

69	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

17	Expense Example

19	Schedule of Investments

24	Statement of Assets
and Liabilities

26	Statement of Operations

27	Statements of Changes
in Net Assets

28	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2016, Class C shares of the Olstein All Cap Value Fund depreciated 8.83%.  During the same twelve-month period, the Russell 3000® Value Index appreciated 2.42% and the Russell 3000® Index appreciated 2.14%.  For the three-year period ended June 30, 2016, Class C shares of the Olstein All Cap Value Fund had an average annual return of 6.64% compared to an average annual return of 9.58% for the Russell 3000® Value Index.

MARKET OUTLOOK

Throughout the twelve-month reporting period ended June 30, 2016, lethargic economic growth continued to depress equity markets while specific events, including the United Kingdom’s vote to exit the European Union, sharply increased market volatility and contributed to growing uncertainty about future economic growth.  Yet despite hitting a low on February 11, 2016, U.S. equity markets have rebounded strongly and have continued to perform positively after the close of the Fund’s fiscal year.  In fact, the  Russell 3000® Index has rebounded approximately 21% from its February 11, 2016 low to close at an all-time high on July 29, 2016 (similarly, Class C shares of the Olstein All Cap Value Fund also appreciated approximately 21% over the same period).

Notwithstanding the increase in market volatility and uncertainty regarding global growth, we maintain a cautiously optimistic outlook for value equity

The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/16, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was -9.61%, 8.73%, and 4.52%, respectively. Per the Fund’s prospectus dated 10/31/15, the expense ratio for the Olstein All Cap Value Fund Class C was 2.27%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

investing for the remainder of 2016.  While there are always forecasters predicting the next market correction, as value investors we believe it is important to weather negative economic and market events by taking advantage of periods of short-term volatility to purchase equities of financially strong companies with stable or growing free cash flow, run by managements that have a demonstrated history of deploying cash to the benefit of shareholders, and selling at a material discount to our calculation of private market value.  At the current time, we believe there is a strong case for investing in the equity securities of free cash flow companies whose real economic value is unrecognized by the market, obscured by recent market uncertainty or overshadowed by temporary problems.

OUR STRATEGY

There are times when the combination of certain events, such as the recent Brexit vote, the slowdown in the Chinese economy, falling commodities  prices, and the uncertainty that accompanies a general election, tend to overwhelm equity markets and hit a value-oriented portfolio such as the Fund’s, causing a period of short-term underperformance.  At the same time, however, from our perspective as long-term value investors, the negative reaction during periods of increased market volatility often creates favorable opportunities for the Fund to buy good companies at bargain prices which despite the short-term underperformance, in our opinion, can increase the probability of long-term outperformance.

Throughout the Fund’s history, Wall Street’s obsessive focus on short-term events has often produced significant opportunities for the Fund to profit from pessimism as deviations between stock prices and company valuations increase dramatically.  We believe we are currently in one of those periods with many investors reacting to negative news with little regard for company fundamentals.  Industrials, regional banks and retailers have been particularly punished whereas most of the Internet-related growth stocks are selling at prices that assume perfection forever.  During such periods, we believe we can find viable investment opportunities by focusing on four primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders; and (4) selling at a material discount to our calculation of private market value as a result of negative factors that we believe are temporary.

We continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders which, in our opinion, is not

OLSTEIN ALL CAP VALUE FUND

being properly valued by the market.  For the remainder of this year, and in light of concerns about the level of economic growth, we intend to remain focused on individual companies, their operations, and their prospects for maintaining or growing sustainable free cash flow.  We further believe that by prioritizing these factors, our portfolio should be positioned to compete more profitably as economic growth improves.

PORTFOLIO REVIEW

Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We believe companies with these characteristics are poised to eliminate the valuation gaps created by the recent events as economic growth accelerates.

At June 30, 2016, the Olstein All Cap Value Fund portfolio consisted of 87 holdings with an average weighted market capitalization of $58.12 billion.  During the fiscal year, the Fund initiated positions in fifteen companies and strategically added to positions in fifteen companies.  Over the same time period, the Fund eliminated its holdings in thirty-one companies and strategically decreased its holdings in another twenty-three companies.

Positions initiated during the last twelve months include:  American Express Company, Baker Hughes, Inc., Charles River Laboratories, Coach Inc., Express Scripts Holding Company, FedEx Corp., Hologic Inc., IPG Photonics Corp., Kennmetal Inc., Michael Kors Holdings, Procter & Gamble, Scripps Network Interactive, SeaWorld Entertainment, Inc., The Walt Disney Company, and Zebra Technologies Corp.

Positions eliminated during the past twelve months include: Abbott Laboratories, ABM Industries, ADT Corp., Alaska Air Group, Chubb Corp., Dorman Products, Dover Corp., Entegris Inc., Equifax Inc., Esterline Technologies, Express Inc., Exxon Mobil, First Niagara Financial Group, Fossil Group, HCA Inc., Itron Inc., Johnson Controls, Inc., Joy Global, Inc., Masco Corp., MSC Industrial Direct Co., National Oilwell Varco, NVIDIA Corporation, Qualcomm Incorporated, Ralph Lauren Corp., Sealed Air Corp., Smith & Wesson Holding Corp., TE Connectivity, Teradata Corp., Towers Watson & Co., UniFirst Corporation, and VASCO Data Security International, Inc.  It is important to note that the Fund eliminated its positions in Towers Watson, Chubb Corp., and First Niagara Financial Group on favorable terms as these companies were targeted by strategic partners or acquirers during the reporting period.

OLSTEIN ALL CAP VALUE FUND

Our Leaders

The stocks which contributed positively to performance for the twelve-month reporting period include: Michael Kors Holdings Ltd., Intuitive Surgical, Inc., Coach Inc., DuPont, and Brady Corporation.  At the close of the fiscal year, the Fund continued to maintain positions in Michael Kors Holdings, Intuitive Surgical, Coach Inc., and Brady Corporation.  The Fund liquidated its position in DuPont during the latter half of 2015.  Although DuPont is an outstanding company, the price of its stock had reached a level where we believed it was more prudent to pursue other opportunities that we believed offered more compelling discounts to our calculation of private market value.

Our Laggards

Laggards during the twelve-month reporting period include: Joy Global, Inc., Fossil Group, Esterline Technologies Corp., Dillard’s Inc., and Legg Mason, Inc.  At the close of the fiscal year, the Fund maintained positions in Dillard’s Inc. and Legg Mason.  During the fiscal year, the Fund liquidated its positions in Joy Global, Fossil Group and Esterline Technologies.  We liquidated the Fund’s position in Joy Global as we misjudged the severity of the downturn in the mining business and the extent of pressure the downturn put on the company’s operations.  We also liquidated the Fund’s holdings in Fossil Group, the global luxury timepiece and accessories supplier, as we underestimated the shift in consumer taste and preference towards smart watches.  We liquidated holdings in Esterline Technologies due to the company management’s inability to execute on its integration and turnaround strategy within our required time frame.

CONSIDERING RISK AND STAYING
THE COURSE IN TURBULENT TIMES

As we have discussed in many of our previous letters, we believe that the key to achieving above-average long-term performance is rooted in an ability to limit or avoid material errors.  In other words, to achieve long-term success, we believe the Fund must first consider downside risk before considering the potential for appreciation.  We further believe that our emphasis on assessing downside risk before determining upside potential is extremely critical in today’s environment characterized by market volatility and tepid economic growth.  As many investors react to the day-to-day gyrations of the overall market by reducing or selling their equity positions, we are reminded of the importance of maintaining a proper long-term perspective when investing in equities.  No recent market news or event drives this point home more clearly than the recent Brexit vote and the short-term negative market reaction that followed and then corrected within a matter of days.

OLSTEIN ALL CAP VALUE FUND

Towards the end of the Fund’s fiscal year, on June 23, 2016, citizens throughout the United Kingdom voted to determine if they should remain a member of or leave the European Union.  While the Brexit vote was indeed a remarkable political event with significant implications for the European and global economic outlook, it also provided a valuable lesson on market psychology and investor behavior.  In the weeks leading up to the Brexit vote, equity markets were increasingly volatile; falling and rallying on polling data and speculation about the expected outcome of the vote.  Yet despite all the daily gyrations in the market from June 1, 2016 to the close of the market on the day of the vote, the benchmark Russell 3000® Index actually rose 1.01%.  When news broke that the United Kingdom had indeed voted to leave the European Union, equity markets caught off-guard by the unexpected result plummeted with the Russell 3000® Index dropping 5.59% over the two trading days following the vote.  Yet, roughly one month after the vote and the severe market reaction to the eventual withdrawal vote, U.S. equity markets had overcome their overwhelmingly negative sentiment with the Russell 3000® Index reaching an all-time high on July 29, 2016.

We recount the timeline of, and market reaction to, the Brexit vote to highlight important elements of our value-oriented investment process – staying patient, calm, and balanced when faced with a turbulent market, and staying focused on long-term business fundamentals and a company’s long-term normalized ability to generate future free cash flow.  By staying calm and not reacting rashly to unfavorable short-term news, we believe we avoided making the mistakes many investors may have made during the turbulent Brexit period.  When all was said and done regarding the Brexit vote event, between June 1, 2016 and July 31, 2016, a short two-month period characterized by excessive day-to-day market volatility, the Russell 3000® Index actually rose 4.18%.  Investors who reacted at the first hint of bad news were likely to miss these returns and may have ultimately impaired their capital base.

While we do not minimize the potential worst-case impact certain events such as the Brexit vote may have on equity markets, we believe it is important to distinguish between the variability of an investment’s value due to temporary market volatility, and the likelihood of permanent impairment of an investor’s capital.  For a value investor, short-term market volatility is less of a concern than the irreversible loss of capital due to the erosion of a company’s business fundamentals over time.  Another costly mistake would be a poorly timed decision to sell a particular holding that is declining in response to investor panic during a period of short-term market meltdown whose long-term value has not been impaired.  Business values do not fluctuate as rapidly as stock prices, and it is important that the Fund take advantage of a stock’s deviations from our calculation of private market values if we hope to

OLSTEIN ALL CAP VALUE FUND

achieve the Fund’s primary objective of long-term capital appreciation.  It is frustrating to underperform during these periods of investor short-term negative psychology created by overreaction to events.  However, our eyes stay fixed on long-term absolute returns for our shareholders by focusing on our long-term private market values based on business fundamentals and the analysis of normalized future free cash flows.  Although it is a tempting objective to predict stock market movements, we have yet to witness an investor who can time markets over long periods of time.

To a certain degree, investor apprehension and concerns about equity markets are understandable when considering the media’s breathless coverage of economic events, business policy, stock market predictions, political events and quarterly earnings beats and misses.  Whether it is the economic slowdown in China, the expected negative impact of a strengthening U.S. dollar on corporate earnings, or the negative impact of the Brexit vote on the future of the European Union, crises and calamities have intermittently dominated headlines and shaken investor confidence.

In our experience, pessimism about the direction of the overall market often leads investors to two potential mistakes:  it motivates poorly timed asset allocation or sell decisions (that may impair the investor’s capital) and/or it blinds an investor to the future appreciation potential of companies with a sustainable competitive advantage, discernible balance sheet strength, and management teams that can effectively adjust to challenging times to create meaningful long-term shareholder value.  Companies with the aforementioned characteristics are not only poised to overcome temporary valuation gaps created by market volatility in reaction to negative short-term events but are also usually in a position to achieve greater capital appreciation as market conditions improve and economic activity accelerates.  While we believe investors are wise to be wary of risk, instead of making investment decisions based on market sentiment, the Fund should focus on opportunities for meaningful capital appreciation presented by individual companies on the basis of favorable long-term fundamentals and the ability to generate long-term sustainable free cash flow that we believe is not being properly valued by the market.

From our perspective as value investors, recent market volatility has produced an environment in which there are many individual opportunities that offer investors the potential for above-average capital appreciation.  Our quest for value is guided by two prerequisites: (1) a company’s ability to generate sustainable future free cash flow; and (2) securities prices that allow us to buy good companies, with solid balance sheets, and profitable business models, at very advantageous prices.  These two requirements guide our investment process and force us to focus on a company’s future prospects and

OLSTEIN ALL CAP VALUE FUND

value while capitalizing on current favorable prices.  We never know the exact timing of when markets change the focus from short-term events to long-term fundamentals.  However, we do expect eventual change and stock appreciation to occur within a 12- to 24-month period.

Uncertainty and volatility are common adversaries when determining the future value of a company, even under normal market conditions.  However, when market downturns or periods of volatility hit equity markets across the board, the stocks of many good companies are penalized by negative market sentiment or reduced expectations that have little to do with a company’s underlying financial performance.  A company may have the misfortune of being in a sector that has fallen out of favor or may sell to an industry that is expected to underperform.  A portion of a company’s business may originate from a country or region suffering from a pullback in economic activity or a company may have exposure to an unfavorable economic trend such as falling commodities prices.  Whatever the reason, investors often feed off of and/or overreact to broad negative market sentiment by selling a broad range of companies without regard for an individual company’s business fundamentals, without considering how well an individual company may weather such adversity or if the current stock price already discounts the potential negatives.

For value investors, this often short-sighted market dynamic creates ample opportunities to buy great companies at substantial discounts which, in turn, sow the seeds for future potential outperformance.  Unfortunately sentiment is usually slow to turn, but many times in the past, periods of underperformance have preceded material gains for the Fund.  For us, the most important metric for identifying superior investment opportunities in an uncertain market is a company’s ability to generate sustainable free cash flow.  We look to invest in companies with strong balance sheets that have not only the financial strength to weather periods of economic uncertainty, but have managements who have  demonstrated an ability to allocate capital wisely during such challenging periods.  Because we are so focused on a company’s ability to generate free cash flow during both favorable and unfavorable economic cycles, we often identify investment opportunities initially overlooked by the market or disregarded by investors (too concerned with stock price volatility, short-term events and the pessimism dominating the “here and now”).

A basic tenet of the Fund’s investment philosophy states that “a company’s free cash flow is the primary determinant of its value as an ongoing enterprise”.  Thus when the Fund determines that an individual company is reacting favorably to a challenging economic environment by continuing to generate a material level of sustainable free cash flow (that should lead to a competitive advantage and is not being properly valued by the market), the

OLSTEIN ALL CAP VALUE FUND

Fund purchases the stock for its portfolio (concluding the company will eventually draw the favorable attention of equity investors as markets gain a more balanced perspective).

Before any company is purchased for the portfolio, the Fund’s investment process focuses on analyzing the business fundamentals of each company based on looking behind the numbers of financial statements on a company by company basis and pays little attention to overall market sentiment.  The analysis focuses on the cash return the Fund can expect from owning a share of a business over the next three- to five years, and whether or not the expected return compensates the Fund (in excess of the risk free rate of return) for the risk of investing in equities and correctly predicting future sustainable future free cash flow, which eventually determines the value of a company.  To us, this last question holds greater importance at a time when nervous investors are being told to be wary of equities.  We believe such times have the potential to set up significant above-average long-term investment returns for the Fund.

FINAL THOUGHTS

We believe that our methodology, which seeks to avoid long-term impairment of capital by valuing companies based on an exhaustive analysis of financial statements to determine sustainable future free cash flow, provides shareholders with the potential to realize above-average long-term returns.  As we saw in the aftermath of the Brexit vote, short-term price movements and temporary declines in stock prices do not necessarily cause long-term investors to lose money.  As previously stated, business values do not change as often or as rapidly as stock prices.  The chances of downside fluctuations are present in all securities.  Spending time analyzing these monthly swings or attempting to minimize these swings by giving up potential positive future long-term returns based on an analysis of business fundamentals and potential future free cash flow is, in our opinion, a poor use of time and capital.  Sustainable future free cash flow is the eventual arbiter of stock prices.  It is our opinion that short-term price fluctuations have little to do with the measurement of risk or long-term business values if one’s investment horizon is three years or more.  The Fund’s investment horizon is 3 to 5 years.

In conclusion, the Fund focuses on understanding a business, its potential to generate future sustainable free cash flow and ultimately its value. After identifying companies that meet well-defined investment criteria, we then take advantage of market volatility and downward price movements to buy such companies at advantageous prices that we believe increase the chances of a successful investment.  We also believe that paying the right price is the best protection when seeking to limit losses.

OLSTEIN ALL CAP VALUE FUND

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation. We look forward to writing to you again at the close of the next quarter.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

Value of Shares Owned,
If Initial Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/16, assuming reinvestment

OLSTEIN ALL CAP VALUE FUND

of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was -9.61%, 8.73%, and 4.52%, respectively. Per the Fund’s prospectus dated 10/31/15, the expense ratio for the Olstein All Cap Value Fund Class C was 2.27%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 6/30/16 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/16.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	-9.61%	8.73%	4.52%	4.38%	9.73%
Russell 3000® Value Index(2)	2.42%	11.09%	6.05%	6.48%	8.87%
Russell 3000® Index(3)	2.14%	11.60%	7.40%	6.09%	8.41%
S&P 500® Index(4)	3.99%	12.10%	7.42%	5.75%	8.39%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/16.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	-7.87%	9.70%	5.39%	5.22%	7.17%
Russell 3000® Value Index(2)	2.42%	11.09%	6.05%	6.48%	6.50%
Russell 3000® Index(3)	2.14%	11.60%	7.40%	6.09%	5.38%
S&P 500® Index(4)	3.99%	12.10%	7.42%	5.75%	4.85%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of June 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (except Adviser Class), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 – June 30, 2016.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/16	6/30/16	1/1/16 – 6/30/16
Actual
Class C	$1,000.00	$1,002.40	$11.30
Adviser Class	$1,000.00	$1,008.00	$ 6.34

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.58	$11.36
Adviser Class	$1,000.00	$1,018.55	$ 6.37

*
Expenses are equal to the Fund’s annualized expense ratio of 2.27% and 1.27% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2016

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2016

COMMON STOCKS – 94.6%
AEROSPACE & DEFENSE – 1.4%	Shares	Value
United Technologies Corporation	85,000	$8,716,750

AIR DELIVERY & FREIGHT SERVICES – 1.3%
FedEx Corp.	14,000	2,124,920
United Parcel Service, Inc. – Class B	60,000	6,463,200
		8,588,120

AIRLINES – 4.0%
Delta Air Lines, Inc.	236,000	8,597,480
JetBlue Airways Corporation (a)	454,000	7,518,240
Spirit Airlines, Inc. (a)	206,000	9,243,220
		25,358,940

AUTO COMPONENTS – 1.1%
Delphi Automotive PLC (b)	115,000	7,199,000

AUTO MANUFACTURERS – 2.4%
General Motors Company	307,000	8,688,100
Oshkosh Corporation	132,700	6,331,117
		15,019,217

BEVERAGES – 0.8%
PepsiCo, Inc.	46,000	4,873,240

BIOTECHNOLOGY – 0.6%
Charles River Laboratories International, Inc. (a)	47,486	3,914,746

CAPITAL MARKETS – 3.1%
Janus Capital Group Inc.	632,000	8,797,440
Legg Mason, Inc.	369,000	10,881,810
		19,679,250

CHEMICALS – 0.5%
Sensient Technologies Corporation	46,900	3,331,776

COMMERCIAL BANKS – 6.6%
The Bank of New York Mellon Corporation	209,000	8,119,650
BB&T Corporation	236,000	8,403,960

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 94.6% – continued
COMMERCIAL BANKS – 6.6% – continued	Shares	Value
Citizens Financial Group Inc.	380,950	$7,611,381
Fifth Third Bancorp	489,000	8,601,510
U.S. Bancorp	217,500	8,771,775
		41,508,276

COMMERCIAL SERVICES & SUPPLIES – 0.5%
Brady Corporation – Class A	102,000	3,117,120

COMMUNICATIONS EQUIPMENT – 1.6%
Cisco Systems, Inc.	339,605	9,743,267

COMPUTERS & PERIPHERALS – 0.8%
Apple Inc.	53,000	5,066,800

CONSUMER FINANCE – 2.9%
American Express Company	116,000	7,048,160
MasterCard, Inc. – Class A	56,000	4,931,360
Visa Inc. – Class A	88,000	6,526,960
		18,506,480

CONTAINERS & PACKAGING – 3.8%
Owens-Illinois, Inc. (a)	453,500	8,167,535
Packaging Corporation of America	104,000	6,960,720
WestRock Company	223,100	8,671,897
		23,800,152

DIVERSIFIED FINANCIAL SERVICES – 3.0%
Franklin Resources, Inc.	225,000	7,508,250
Invesco Ltd. (b)	444,000	11,339,760
		18,848,010

E-COMMERCE – 1.0%
eBay Inc. (a)	277,000	6,484,570

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.7%
Keysight Technologies, Inc. (a)	366,300	10,655,667

ENERGY EQUIPMENT & SERVICES – 0.3%
Baker Hughes Incorporated	41,000	1,850,330

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 94.6% – continued
FOOD & DRUG RETAILERS – 1.4%	Shares	Value
CVS Health Corporation	91,000	$8,712,340

HEALTH CARE EQUIPMENT & SUPPLIES – 7.8%
Becton, Dickinson and Company	46,000	7,801,140
Express Scripts Holding Company (a)	131,100	9,937,380
Hologic, Inc. (a)	187,000	6,470,200
Intuitive Surgical, Inc. (a)	8,000	5,291,280
Medtronic, PLC (b)	66,000	5,726,820
Stryker Corporation	38,000	4,553,540
Zimmer Holdings, Inc.	76,000	9,148,880
		48,929,240

HEALTH CARE PRODUCTS – 0.8%
Johnson & Johnson	41,000	4,973,300

HEALTH CARE PROVIDERS & SERVICES – 2.8%
Patterson Companies Inc.	168,000	8,045,520
UnitedHealth Group Incorporated	46,000	6,495,200
Universal Health Services, Inc. – Class B	24,000	3,218,400
		17,759,120

HOTELS & LEISURE – 0.5%
SeaWorld Entertainment Inc.	215,000	3,080,950

HOUSEHOLD DURABLES – 1.7%
Harman International Industries, Incorporated	153,000	10,988,460

HOUSEHOLD PRODUCTS – 0.6%
The Procter & Gamble Company	46,000	3,894,820

INDUSTRIAL CONGLOMERATES – 1.1%
General Electric Company	220,000	6,925,600

INDUSTRIAL EQUIPMENT WHOLESALE – 1.1%
WESCO International, Inc. (a)	133,585	6,878,292

INSURANCE – 3.2%
Aon PLC (b)	89,000	9,721,470
Marsh & McLennan Companies, Inc.	75,000	5,134,500
The Travelers Companies, Inc.	43,100	5,130,624
		19,986,594

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 94.6% – continued
MACHINERY – 4.3%	Shares	Value
Ingersoll-Rand PLC (b)	73,000	$4,648,640
Kennametal Inc.	124,800	2,759,328
Parker-Hannifin Corporation	19,000	2,052,950
Pentair PLC (b)	105,000	6,120,450
Regal Beloit Corporation	147,000	8,092,350
Xylem Inc.	71,000	3,170,150
		26,843,868

MEDIA – 6.6%
Comcast Corporation – Class A	88,000	5,736,720
Discovery Communications, Inc. – Class C (a)	338,000	8,061,300
Scripps Networks Interactive Inc. – Class A	94,000	5,853,380
Twenty-First Century Fox, Inc. – Class B	232,000	6,322,000
Viacom Inc. – Class B	186,000	7,713,420
The Walt Disney Company	82,000	8,021,240
		41,708,060

MULTILINE RETAIL – 4.8%
Dillard’s, Inc. – Class A	154,000	9,332,400
Kohls Corporation	290,000	10,996,800
Macy’s, Inc.	304,000	10,217,440
		30,546,640

OFFICE ELECTRONICS – 1.7%
Zebra Technologies Corporation – Class A (a)	218,500	10,946,850

PHARMACEUTICALS – 0.6%
Zoetis Inc.	82,000	3,891,720

RESTAURANTS – 0.7%
The Wendy’s Company	445,000	4,280,900

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.0%
Intel Corporation	210,000	6,888,000
IPG Photonics Corporation (a)	59,950	4,796,000
Vishay Intertechnology, Inc.	50,000	619,500
		12,303,500

SOFTWARE – 3.2%
Microsoft Corporation	177,000	9,057,090

The accompanying notes are an integral part of these financial statements.
OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 94.6% – continued
SOFTWARE – 3.2% – continued	Shares	Value
Oracle Corporation	267,000	$10,928,310
		19,985,400
SPECIALTY RETAIL – 6.3%
Bed Bath & Beyond Inc.	229,000	9,897,380
Big Lots, Inc.	120,000	6,013,200
DSW Inc. – Class A	397,900	8,427,522
Lowe’s Companies, Inc.	63,000	4,987,710
Vitamin Shoppe, Inc. (a)	339,200	10,369,344
		39,695,156
TELECOMMUNICATIONS – 2.9%
AT&T Inc.	152,000	6,567,920
Corning Incorporated	313,000	6,410,240
Verizon Communications, Inc.	96,000	5,360,640
		18,338,800
TEXTILES, APPAREL & LUXURY GOODS – 1.5%
Coach, Inc.	62,000	2,525,880
Michael Kors Holdings Limited (a)(b)	136,000	6,729,280
		9,255,160
TRANSPORTATION EQUIPMENT – 1.6%
The Greenbrier Companies, Inc.	342,500	9,977,025
TOTAL COMMON STOCKS (Cost $602,283,150)		596,163,506

SHORT-TERM INVESTMENT – 6.1%
MONEY MARKET MUTUAL FUND – 6.1%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.27% (c)	38,493,962	38,493,962
TOTAL SHORT-TERM INVESTMENT (Cost $38,493,962)		38,493,962

TOTAL INVESTMENTS – 100.7%
(Cost $640,777,112)		634,657,468
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(4,220,211)
TOTAL NET ASSETS – 100.0%		$630,437,257

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2016

Assets:
Investments, at value (at cost $640,777,112)	$634,657,468
Cash	23,360
Receivable for securities sold	1,134,051
Receivable for capital shares sold	1,199,532
Dividends and interest receivable	729,180
Other assets	21,435
Total Assets	637,765,026

Liabilities:
Payable for securities purchased	3,330,990
Payable for capital shares redeemed	2,208,723
Payable to Investment Manager (See Note 5)	525,075
Distribution expense payable	963,212
Payable for trustees’ fees and expenses	50,440
Payable for transfer agent fees and expenses	98,132
Payable for administration fee	64,441
Payable for professional fees	38,496
Accrued expenses and other liabilities	48,260
Total Liabilities	7,327,769
Net Assets	$630,437,257

Net Assets Consist of:
Capital stock	$648,116,128
Accumulated net realized loss on investments sold	(11,559,227)
Net unrealized depreciation on investments	(6,119,644)
Total Net Assets	$630,437,257

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$463,972,603
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	27,776,121
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$16.70

ADVISER CLASS:
Net Assets	$166,464,654
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	8,262,946
Net asset value, offering and redemption price per share	$20.15

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2016
Investment Income:
Dividend income	$12,156,853
Interest income	101,892
Total investment income	12,258,745

Expenses:
Investment management fee (See Note 5)	6,612,002
Distribution expense – Class C (See Note 6)	5,263,129
Transfer agent fees and expenses	526,423
Administration fee	405,178
Professional fees	194,214
Trustees’ fees and expenses	175,248
Accounting costs	117,140
Federal and state registration	87,182
Custody fees	61,349
Reports to shareholders	42,448
Other	75,890
Total expenses	13,560,203
Net investment loss	(1,301,458)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	20,248,563
Change in unrealized appreciation/depreciation on investments	(82,373,778)
Net realized and unrealized loss on investments	(62,125,215)
Net Decrease in Net Assets Resulting from Operations	$(63,426,673)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
Operations:
Net investment loss	$(1,301,458)	$(4,524,627)
Net realized gain on investments	20,248,563	110,409,674
Change in unrealized appreciation / depreciation on investments	(82,373,778)	(41,096,636)
Net increase (decrease) in net assets resulting from operations	(63,426,673)	64,788,411

Distributions to Class C Shareholders
from Net Realized Gains	(80,881,449)	(7,255,747)
Distributions to Adviser Class Shareholders
from Net Realized Gains	(14,926,019)	(1,274,358)
Total distributions to shareholders	(95,807,468)	(8,530,105)

Net increase in net assets resulting from
Fund share transactions (Note 7)	19,269,398	27,992,318

Total Increase (Decrease) in Net Assets	(139,964,743)	84,250,624

Net Assets:
Beginning of period	770,402,000	686,151,376
End of period	$630,437,257	$770,402,000
Accumulated net investment loss	$—	$(2,211,039)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value – Beginning of Period	$21.40	$19.82	$16.28	$13.06	$12.99
Investment Operations:
Net investment loss(1)	(0.07)	(0.16)	(0.15)	(0.10)	(0.07)
Net realized and unrealized
gain (loss) on investments	(1.74)	1.99	3.69	3.32	0.14
Total from investment operations	(1.81)	1.83	3.54	3.22	0.07
Distributions from net realized
gain on investments	(2.89)	(0.25)	—	—	—
Net Asset Value – End of Period	$16.70	$21.40	$19.82	$16.28	$13.06

Total Return++	(8.83)%	9.24%	21.74%	24.66%	0.54%

Ratios (to average net assets)/
Supplemental Data:

Expenses	2.25%	2.26%	2.27%	2.30%	2.31%
Net investment loss	(0.40)%	(0.78)%	(0.84)%	(0.67)%	(0.59)%
Portfolio turnover rate(2)	51.13%	57.57%	51.49%	44.43%	38.96%
Net assets at end of period (000 omitted)	$463,972	$618,561	$587,383	$522,348	$470,528

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the		For the	For the
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2016	2015	2014		2013	2012
Net Asset Value – Beginning of Period	$24.94	$22.83	$18.59		$14.80	$14.61
Investment Operations:
Net investment income(1)	0.13	0.05	0.02		0.01	0.02
Net realized and unrealized
gain (loss) on investments	(2.03)	2.31	4.22		3.78	0.17
Total from investment operations	(1.90)	2.36	4.24		3.79	0.19
Distributions from net realized
gain on investments	(2.89)	(0.25)	—		—	—
Net Asset Value – End of Period	$20.15	$24.94	$22.83		$18.59	$14.80

Total Return	(7.87)%	10.35%	22.81%		25.61%	1.30%

Ratios (to average net assets)/
Supplemental Data:

Expenses	1.25%	1.26%	1.34	%(2)	1.55%	1.56%
Net investment income	0.60%	0.22%	0.09%		0.08%	0.16%
Portfolio turnover rate(3)	51.13%	57.57%	51.49%		44.43%	38.96%
Net assets at end of period (000 omitted)	$166,465	$151,841	$98,768		$70,294	$59,250

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013, and the 0.25% 12b-1 fee was discontinued.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

 (THIS PAGE INTENTIONALLY LEFT BLANK.)

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

32	Letter to Shareholders

43	Expense Example

46	Schedule of Investments

50	Statement of Assets
and Liabilities

52	Statement of Operations

53	Statements of Changes
in Net Assets

54	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2016, load-waived Class A shares of the Olstein Strategic Opportunities Fund had a return of -15.31% compared to total returns of 0.22% and -3.67% for the Russell 2500® Value Index and the Russell 2500® Index, respectively. For the three years ended June 30, 2016, load-waived Class A shares of the Olstein Strategic Opportunities Fund had an average annual return of 4.65% compared to average annual returns of 8.14% for the Russell 2500® Value Index and 8.61% for the Russell 2500® Index over the same time period.

MARKET OUTLOOK & STRATEGY

Throughout the twelve-month reporting period, lethargic economic growth in combination with specific negative economic and political events (including the United Kingdom’s vote to exit the European Union), sharply increased market volatility and contributed to mounting uncertainty about future economic growth and overall market returns.  There are times when the combination of certain events, such as the recent Brexit vote, the slowdown in the Chinese economy, falling commodities (oil) prices, and the uncertainty that accompanies a general election, punish equity markets with extreme negative sentiment.  This was especially the case for the equities of small- to mid-sized companies for a significant part of the Fund’s fiscal year.  In fact, over the eight-month period from its high on June 23, 2015 (one week prior to the start of the recently ended fiscal year) to its low on

The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 6/30/16 for the one-year period, five-year period, and since inception (11/1/06), assuming deduction of the maximum Class A sales charge of 5.50%, was -19.96%, 7.11% and 5.47%, respectively. Per the Fund’s 10/31/15 prospectus, the Fund’s Class A expense ratio was 1.60%. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

February 11, 2016, the Russell 2500® Index fell 23.28% in value.  Such negative sentiment and sharp downward market moves tend to hit a value-oriented portfolio of small- to mid-sized companies such as the Fund’s particularly hard, causing a period of short-term underperformance.

Yet despite recent negative market sentiment and an increase in market volatility, we maintain a cautiously optimistic outlook for equity investing for the remainder of 2016.  We believe that the past fiscal year will prove to be one of those periods where many investors reacted to negative news without due regard for individual company long term fundamentals.  During such periods we maintain our investment discipline by focusing on four primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders; and (4) a stock price which in our opinion misprices a company’s future ability to generate normalized future free cash flow.

PORTFOLIO AND PERFORMANCE REVIEW

At June 30, 2016, the Fund’s portfolio consisted of 43 holdings with an average weighted market capitalization of $2.70 billion.  Throughout the reporting period ended June 30, 2016, we modified the portfolio in light of market volatility.  By paying strict attention to our company valuations, we reduced or eliminated positions in which the discounts from our calculation of intrinsic value were no longer large enough to justify the size of our position.  At the same time, we increased or added new positions in what we believe to be well run, conservatively capitalized companies selling at a significant discount to our calculation of intrinsic value.

During the reporting period, the Fund initiated positions in thirteen companies and strategically added to established positions in another two companies.  Positions initiated during the past fiscal year include: Astronics Corporation, Bed Bath & Beyond, Inc., Charles River Laboratories, Inc., Citizens Financial Group, Inc., FTD Companies, Inc., Hibbett Sports, Inc., IPG Photonics Corporation, Kennametal Inc., Natus Medical Incorporated, SeaWorld Entertainment, Inc., Tessera Technologies, Inc., WestRock Company, and Zebra Technologies, Inc.

During the reporting period, the Fund eliminated its holdings in twenty one companies and strategically reduced its holdings in another eleven companies.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels, or where, in our opinion, changing conditions or new information resulted in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  During the fiscal year,

OLSTEIN STRATEGIC OPPORTUNITIES FUND

the Fund eliminated its holdings in: ABM Industries Incorporated, The ADT Corporation, Blount International, Inc., Daktronics, Inc., Dorman Products, Inc., Entegris, Inc., Esterline Technologies Corporation, Express, Inc., Fossil Group, Inc., Fox Factory Holding Corp., Integra LifeSciences Corporation, Itron Inc., Joy Global Inc., Kadant Inc., Macy’s Inc., Sealed Air Corporation, Smith & Wesson Holding Corporation, Standard Motor Products, Inc., Teradata Corporation, UniFirst Corporation, and VASCO Data Security International, Inc.

Our Leaders

The stocks which contributed positively to performance for the twelve month reporting period include: WestRock Co., Towne Bank, Brady Corporation, Cynosure Inc., and Natus Medical Inc.  At the close of the fiscal year, the Fund continued to hold all of these companies in its portfolio.

Our Laggards

Laggards during the twelve-month reporting period include: Joy Global Inc., Harmonic Inc., VASCO Data Security International, Inc., Fossil Group, Inc., and Esterline Technologies Corporation.  At the close of the fiscal year, the Fund continued to hold Harmonic Inc.  The Fund liquidated its holdings in Joy Global, Fossil Group, Esterline Technologies and VASCO Data Security International during the reporting period.  We liquidated the Fund’s position in Joy Global as we misjudged the severity of the downturn in the mining business and the extent of pressure the downturn put on the company’s operations.  We also liquidated the Fund’s holdings in Fossil Group, the global luxury timepiece and accessories supplier, as we underestimated the shift in consumer taste and preference towards smart watches.  We liquidated holdings in Esterline Technologies due to the company management’s inability to execute on its integration and turnaround strategy within our required time frame.  We also liquidated the Fund’s position in VASCO Data Security after the company engaged in a dilutive acquisition that compromised our investment thesis.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2016, the Fund was invested in sixteen activist situations, which represented approximately 41% of the Fund’s equity investments, and five of its top ten holdings.  In general, these situations fit our definition of an activist investment where Olstein Capital Management or an outside investor, usually a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of June 30, 2016, include environmental technology company, CECO Environmental; developer and manufacturer of

OLSTEIN STRATEGIC OPPORTUNITIES FUND

medical treatment systems, Cynosure, Inc.; department store company, Dillard’s; specialty shoe retailer, DSW Inc.; floral wire service and retailer, FTD Companies, Inc.; video delivery infrastructure company, Harmonic Inc.; money management firms, Janus Capital Group and Legg Mason Inc.; multi-channel retailer, Land’s End; kitchenware and housewares manufacturer, Lifetime Brands Inc.; glass container manufacturer, Owens-Illinois; specialty eatery, Potbelly Inc.; towing and recovery equipment company, Miller Industries; parks and entertainment company, SeaWorld Entertainment; specialty retailer of nutritional products, Vitamin Shoppe Inc.; and fast-food restaurant chain, The Wendy’s Company.  We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is “how long do we expect it to take for this company to improve its operations and results?”  Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (two years or less), notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start improving if we believe we are being sufficiently rewarded for the risk of waiting, and if our ongoing analysis of the company’s financial statements tells us the company is headed in the right direction.

STAYING THE COURSE WHEN FACING HEADWINDS

As economic news and events such as the Brexit vote overwhelm equity markets, we believe it is more important than ever to remain focused on company fundamentals.  Market volatility, driven by an onslaught of what we believe is overly discounted short-term negative economic news and unrelenting coverage of financial events which insinuate a doomsday scenario, continues to fuel short-term hysteria and fear – unreliable emotions that unfortunately drive too many investment decisions.  In our view, the extreme negative volatility that has characterized equity markets over the past twelve months has proven the importance of remaining rational in the face of unrelenting headwinds.

We believe that the most important element of our analytical process becomes crucial during periods of excessive negative market volatility; we

OLSTEIN STRATEGIC OPPORTUNITIES FUND

only focus on how current economic and financial events are likely to affect a company’s future prosperity, which we measure as a company’s normalized ability to generate future free cash flow.  During negative periods it is essential that we filter a great deal of noise, mainly the onslaught of market news and economic forecasts, by focusing on those company-specific factors that allow us to gauge the resiliency of a company’s core business, the quality of its management and the nature of operating challenges it may face via a detailed analysis of all financial statements, footnotes and shareholder reports.

Core Business as a Focal Point

We continually assess a company’s core business and source(s) of its competitive advantage that should allow it to overcome temporary setbacks presented by a challenging economic environment.  Since companies that maintain or improve their performance during troubling economic times may still find their stocks held back by negative market sentiment, it is extremely important that the core business has the ability to generate sustainable free cash flow over our anticipated holding period of three years or longer.  Our analysis focuses on how the company’s operations generate sustainable free cash flow, and the level of investment required to improve company performance and eventually grow the business, particularly as economic headwinds recede.

From our experience as investors, we continually keep an eye out for company-specific factors that may signal a potential impairment to future company operations and free cash flow.  We seek to avoid situations where a company’s core business has failed to keep pace with dramatic changes in the economic, competitive or technological landscape.  We also seek to avoid companies with products and services that have become less relevant to the market yet continue to blame “an unfavorable economic environment” for their secular decline.

Management Capabilities as a Focal Point

For small to mid-sized companies, an assessment of management’s skill level and experience is especially critical during challenging economic times.  We constantly evaluate the decision-making skills and leadership of a company’s management team and assess whether they recognize the true extent of the company’s challenges in light of shifts in the macroeconomic environment.  We do not speak to management but assess their capabilities via a forensic and inferential analysis of the financial statements and accompanying footnotes, and shareholder communications.  How conservative is the balance sheet, is the accounting realistic, are the assumptions credible, are shareholder communications consistent between years and are potential problems openly discussed?  We also assess whether management is overly promotional, and whether or not the disclosure practices are adequate enough to be

OLSTEIN STRATEGIC OPPORTUNITIES FUND

able to have an above average probability of predicting future normalized free cash flow and thus the value of the company.

From our perspective management should have the requisite skills and experience to pursue a strategy that is in the best long-term interests of shareholders while avoiding short-term approaches that may harm the company’s long-term prospects and prosperity.  Specifically, we not only seek to avoid those companies that, in our opinion, have weak balance sheets or lack significant resources when faced with economic headwinds, we also seek to avoid companies with management teams that do not exert proper control over existing resources through proper cash flow management, balance sheet conservatism, working capital controls, meaningful cost reduction efforts, and appropriate profitability analysis.  An ongoing analysis of a company’s financial statements, accompanying footnotes and shareholder communications help us determine whether management’s actions have resulted, or are likely to result, in meeting appropriate performance benchmarks during a challenging economic environment.

Nature of the Discount as a Focal Point

For small- to mid-sized companies, assessing the underlying causes of why a company is undervalued via an inferential analysis of the financial statements helps us to separate those companies with serious structural, financial or secular problems from those that are simply not performing to their full potential.  One of the chief objectives of our analytical process is to understand what is creating the discount between a company’s stock price and our determination of its intrinsic value.  This undertaking becomes increasingly important during a challenging economic environment as we seek to determine if the issues causing the discount are temporary or prolonged in nature.  In a tough economic environment, understanding the nature of the discount also helps us separate viable value investing opportunities from potential value traps.  We seek to determine if the discount is the result of misperceptions about the company, a build-up of unmerited negative sentiment, an over-reaction to bad news, a temporary problem exacerbated by the economic environment, or chronic issues the company is not likely to overcome.

Some factors contributing to the discount may stem from the company itself, including failure to keep pace with market trends; poor allocation of capital; too much debt; insufficient operating controls or a weak management team that lacks depth and expertise.  Other problems may come from outside the company, such as social change, technological change, regulatory constraints, or misperceptions about the company or its industry.  We carefully evaluate the many factors that may have contributed to a company’s setbacks, determine the severity of these factors and assess what corrective measures the company must pursue to successfully reinvigorate the business

OLSTEIN STRATEGIC OPPORTUNITIES FUND

when faced with economic headwinds.  In essence, is the company a “value trap” or mistakenly undervalued based on temporary factors?

FINAL THOUGHTS

Since we launched the Olstein Strategic Opportunities Fund almost ten years ago, we have identified many small- to mid-sized companies that have successfully navigated turbulent economic times to adapt, invest, grow, and restructure for the future.  While we recognize that macro-economic factors and other newsworthy events can exert extreme short-term influence over equity prices from time to time, we are more concerned with how individual companies operate under all types of economic conditions and cycles, and whether or not its ability to generate normalized future free cash flow is properly valued.  We believe it is extremely important for company management to adequately anticipate and plan for the impact of macro-economic shifts on their business and ability to generate sustainable free cash flow.  From our focused analysis of a company, we judge its resiliency in the face of macro-economic shifts and shocks and incorporate that judgment into our normalized cash flow projections.

While it is difficult to stay the course when the press and a majority of investors are reacting to short-term negative factors, our patience has provided us with generous opportunities over the life of the Fund when our analysis indicates the stock price discount from intrinsic value is a result of temporary thinking.  We are currently invested in companies that, in our opinion, have the financial strength to ride out current market jitters while offering favorable long-term business prospects.  As always, our focus is on the long run (3 - 5 years), and it is our opinion that there is a reasonable probability, based on our portfolio of what we believe are undervalued securities, the Fund can achieve its primary objective of long-term capital appreciation.  We value your trust and remind you our money is invested alongside yours.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Fund holdings as of 6/30/16 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. An investor cannot invest directly in an index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/16.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class A (without Load)(1)	-15.31%	8.34%	6.08%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	-19.96%	7.11%	5.47%
Russell 2500® Value Index(2)	0.22%	9.59%	6.14%
Russell 2500® Index(3)	-3.67%	9.48%	7.16%
S&P 500® Index(4)	3.99%	12.10%	6.81%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/16.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities – Class C(1)	-16.68%	7.53%	5.33%
Russell 2500® Value Index(2)	0.22%	9.59%	6.14%
Russell 2500® Index(3)	-3.67%	9.48%	7.16%
S&P 500® Index(4)	3.99%	12.10%	6.81%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Fiscal Year End of 6/30/16.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Returns
	1 Year	Inception+
Olstein Strategic Opportunities – Adviser Class(1)	-15.11%	-16.52%
Russell 2500® Value Index(2)	0.22%	-0.41%
Russell 2500® Index(3)	-3.67%	-3.13%
S&P 500® Index(4)	3.99%	1.95%

+	Commencement of operations was May 11, 2015.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and thus represents a “net return.”  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (except Adviser Class), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 – June 30, 2016.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/16	6/30/16	1/1/16 – 6/30/16
Actual
Class A	$1,000.00	$993.40	$7.93
Class C	$1,000.00	$990.50	$11.63
Adviser Class	$1,000.00	$994.90	$6.70

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.91	$8.02
Class C	$1,000.00	$1,013.18	$11.76
Adviser Class	$1,000.00	$1,018.15	$6.77

*
Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 182/366.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Allocation of Portfolio Assets as a percentage of investments
June 30, 2016

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2016

COMMON STOCKS – 96.3%
AEROSPACE & DEFENSE – 1.5%	Shares	Value
Astronics Corporation (a)	65,950	$2,193,497

AIRLINES – 3.9%
Spirit Airlines, Inc. (a)	123,200	5,527,984

AUTO COMPONENTS – 1.4%
Miller Industries, Inc.	100,000	2,059,000

AUTO MANUFACTURERS – 2.3%
Oshkosh Corporation	67,400	3,215,654

BIOTECHNOLOGY – 0.5%
Charles River Laboratories International, Inc. (a)	8,000	659,520

CAPITAL MARKETS – 7.0%
Janus Capital Group Inc.	331,000	4,607,520
Legg Mason, Inc.	181,000	5,337,690
		9,945,210

CHEMICALS – 1.0%
Sensient Technologies Corporation	19,500	1,385,280

COMMERCIAL BANKS – 3.9%
Citizens Financial Group Inc.	177,150	3,539,457
TowneBank	96,000	2,078,400
		5,617,857

COMMERCIAL SERVICES & SUPPLIES – 1.9%
Brady Corporation – Class A	88,000	2,689,280

COMMUNICATIONS EQUIPMENT – 1.6%
Harmonic Inc. (a)	810,000	2,308,500

CONTAINERS & PACKAGING – 5.8%
Owens-Illinois, Inc. (a)	244,825	4,409,298
WestRock Company	99,000	3,848,130
		8,257,428

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.3% – continued
ELECTRONIC EQUIPMENT & INSTRUMENTS – 5.4%	Shares	Value
Keysight Technologies, Inc. (a)	173,000	$5,032,570
Novanta, Inc. (a)(b)	179,050	2,712,608
		7,745,178

ENVIRONMENTAL CONTROL – 3.6%
CECO Environmental Corp.	586,845	5,129,025

HEALTH CARE EQUIPMENT & SUPPLIES – 2.4%
Cynosure Inc. – Class A (a)	29,000	1,410,705
Natus Medical Incorporated (a)	54,000	2,041,200
		3,451,905

HEALTH CARE PROVIDERS & SERVICES – 2.5%
Patterson Companies Inc.	74,000	3,543,860

HOTELS & LEISURE – 1.6%
SeaWorld Entertainment Inc.	161,350	2,312,146

HOUSEHOLD DURABLES – 6.1%
Harman International Industries, Incorporated	78,400	5,630,688
Lifetime Brands, Inc.	211,200	3,081,408
		8,712,096

INDUSTRIAL EQUIPMENT WHOLESALE – 2.9%
WESCO International, Inc. (a)	79,000	4,067,710

INTERNET & CATALOG RETAIL – 3.2%
FTD Companies, Inc. (a)	88,000	2,196,480
Lands’ End, Inc. (a)	146,000	2,397,320
		4,593,800

MACHINERY – 4.4%
Federal Signal Corporation	117,000	1,506,960
Kennametal Inc.	26,650	589,231
Regal Beloit Corporation	75,000	4,128,750
		6,224,941

MULTILINE RETAIL – 3.3%
Dillard’s, Inc. – Class A	77,000	4,666,200

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.3% – continued
OFFICE ELECTRONICS – 3.8%	Shares	Value
Zebra Technologies Corporation – Class A (a)	107,000	$5,360,700

RESTAURANTS – 5.4%
Potbelly Corporation (a)	354,000	4,439,160
The Wendy’s Company	342,000	3,290,040
		7,729,200

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 4.3%
IPG Photonics Corporation (a)	27,550	2,204,000
Tessera Technologies Inc.	32,750	1,003,460
Vishay Intertechnology, Inc.	238,000	2,948,820
		6,156,280

SPECIALTY RETAIL – 12.2%
Bed Bath & Beyond Inc.	88,000	3,803,360
Big Lots, Inc.	54,000	2,705,940
DSW Inc. – Class A	161,000	3,409,980
Hibbett Sports Inc. (a)	49,000	1,704,710
Vitamin Shoppe, Inc. (a)	187,100	5,719,647
		17,343,637

TRANSPORTATION EQUIPMENT – 4.4%
The Greenbrier Companies, Inc.	174,000	5,068,620
Wabash National Corporation (a)	99,100	1,258,570
		6,327,190
TOTAL COMMON STOCKS (Cost $158,946,167)		137,223,078

SHORT-TERM INVESTMENT – 4.2%
MONEY MARKET MUTUAL FUND – 4.2%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.27% (c)	5,941,149	5,941,149
TOTAL SHORT-TERM INVESTMENT (Cost $5,941,149)		5,941,149

TOTAL INVESTMENTS – 100.5%
(Cost $164,887,316)		143,164,227
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(653,465)
TOTAL NET ASSETS – 100.0%		$142,510,762

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

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Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2016

Assets:
Investments, at value (at cost $164,887,316)	$143,164,227
Receivable for securities sold	26,639
Receivable for capital shares sold	227,299
Dividends and interest receivable	104,120
Other assets	17,356
Total Assets	143,539,641

Liabilities:
Payable for securities purchased	112,928
Payable for capital shares redeemed	577,598
Payable to Investment Manager (See Note 5)	100,052
Distribution expense payable	94,428
Payable for transfer agent fees and expenses	40,728
Payable for professional fees	37,624
Payable for administration fee	17,167
Payable for trustees’ fees and expenses	12,643
Accrued expenses and other liabilities	35,711
Total Liabilities	1,028,879
Net Assets	$142,510,762

Net Assets Consist of:
Capital stock	$176,983,500
Accumulated net investment loss	(166,994)
Accumulated net realized loss on investments sold	(12,582,655)
Net unrealized depreciation on investments	(21,723,089)
Total Net Assets	$142,510,762

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$46,224,703
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	3,397,030
Net asset value and redemption price per share	$13.61
Maximum offering price per share	$14.40

CLASS C:
Net Assets	$36,127,210
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	2,893,546
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$12.49

ADVISER CLASS:
Net Assets	$60,158,849
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,408,803
Net asset value, offering and redemption price per share	$13.65

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2016
Investment Income:
Dividend income	$2,131,369
Interest income	11,599
Total investment income	2,142,968

Expenses:
Investment management fee (See Note 5)	1,656,894
Distribution expense – Class A (See Note 6)	157,603
Distribution expense – Class C (See Note 6)	401,417
Transfer agent fees and expenses	253,319
Administration fee	123,476
Professional fees	119,205
Federal and state registration	75,817
Accounting costs	54,747
Trustees’ fees and expenses	48,512
Reports to shareholders	26,685
Custody fees	22,013
Interest expense (See Note 8)	732
Other	16,282
Total expenses	2,956,702
Expense waiver by Investment Manager (See Note 5)	(160,144)
Net expenses	2,796,558
Net investment loss	(653,590)

Realized and Unrealized Loss on Investments:
Realized loss on investments	(1,505,072)
Change in unrealized appreciation/depreciation on investments	(31,921,398)
Net realized and unrealized loss on investments	(33,426,470)
Net Decrease in Net Assets Resulting from Operations	$(34,080,060)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
Operations:
Net investment loss	$(653,590)	$(1,208,436)
Net realized gain (loss) on investments	(1,505,072)	14,157,607
Change in unrealized appreciation/depreciation on investments	(31,921,398)	(6,614,275)
Net increase (decrease) in net assets resulting from operations	(34,080,060)	6,334,896

Distributions to Class A Shareholders
from Net Realized Gains	(5,532,765)	(10,294,975)
Distributions to Class C Shareholders
from Net Realized Gains	(4,064,378)	(3,101,269)
Distributions to Adviser Class Shareholders
from Net Realized Gains	(5,441,083)	—
Total distributions to shareholders	(15,038,226)	(13,396,244)

Net increase (decrease) in net assets resulting from
Fund share transactions (Note 7)	(34,229,863)	119,097,222

Total Increase (Decrease) in Net Assets	(83,348,149)	112,035,874

Net Assets:
Beginning of period	225,858,911	113,823,037
End of period	$142,510,762	$225,858,911
Accumulated net investment loss	$(166,994)	$—

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value – Beginning of Period	$17.71	$18.34	$15.35	$11.60	$11.79
Investment Operations:
Net investment loss(1)	(0.05)	(0.11)	(0.12)	(0.09)	(0.07)
Net realized and unrealized
gain (loss) on investments	(2.63)	1.35	4.06	3.84	(0.12)
Total from investment operations	(2.68)	1.24	3.94	3.75	(0.19)
Distributions from net realized
gain on investments	(1.42)	(1.87)	(0.95)	—	—
Net Asset Value – End of Period	$13.61	$17.71	$18.34	$15.35	$11.60

Total Return++	(15.31)%	7.19%	26.25%	32.33%	(1.61)%

Ratios (to average net assets)/
Supplemental Data:

Ratio of expenses:
Before expense waiver and/or recoupment	1.70%	1.59%	1.60%	1.76%	1.98%
After expense waiver and/or recoupment	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.41)%	(0.60)%	(0.69)%	(0.80)%	(1.02)%
After expense waiver and/or recoupment	(0.31)%	(0.61)%	(0.69)%	(0.64)%	(0.64)%
Portfolio turnover rate(2)	58.24%	51.68%	60.25%	39.95%	47.53%
Net assets at end of period (000 omitted)	$46,225	$127,928	$87,456	$42,158	$17,936

++	Total Returns do not reflect any sales charge for Class A Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value – Beginning of Period	$16.50	$17.33	$14.66	$11.16	$11.43
Investment Operations:
Net investment loss(1)	(0.14)	(0.23)	(0.23)	(0.18)	(0.15)
Net realized and unrealized
gain (loss) on investments	(2.45)	1.27	3.85	3.68	(0.12)
Total from investment operations	(2.59)	1.04	3.62	3.50	(0.27)
Distributions from net realized
gain on investments	(1.42)	(1.87)	(0.95)	—	—
Net Asset Value – End of Period	$12.49	$16.50	$17.33	$14.66	$11.16

Total Return++	(15.92)%	6.41%	25.28%	31.36%	(2.36)%

Ratios (to average net assets)/
Supplemental Data:

Ratio of expenses:
Before expense waiver and/or recoupment	2.45%	2.34%	2.35%	2.51%	2.73%
After expense waiver and/or recoupment	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(1.15)%	(1.35)%	(1.44)%	(1.55)%	(1.77)%
After expense waiver and/or recoupment	(1.05)%	(1.36)%	(1.44)%	(1.39)%	(1.39)%
Portfolio turnover rate(2)	58.24%	51.68%	60.25%	39.95%	47.53%
Net assets at end of period (000 omitted)	$36,127	$46,193	$26,367	$13,286	$8,993

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Year
	Ended	May 11, 2015(1)
	June 30,	Through
	2016	June 30, 2015
Net Asset Value – Beginning of Period	$17.72	$18.47
Investment Operations:
Net investment loss(2)	(0.01)	(0.00)
Net realized and unrealized loss on investments	(2.64)	(0.75)
Total from investment operations	(2.65)	(0.75)
Distributions from net realized loss on investments	(1.42)	—
Net Asset Value – End of Period	$13.65	$17.72

Total Return	(15.11)%	(4.06	)%*

Ratios (to average net assets)/Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.45%	1.31	%**
After expense waiver and/or recoupment	1.35%	1.35	%**
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.16)%	(0.10	)%**
After expense waiver and/or recoupment	(0.06)%	(0.14	)%**
Portfolio turnover rate(3)	58.24%	51.68%
Net assets at end of period (000 omitted)	$60,159	$51,738

*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The Funds are Investment Companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and were subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6 through October 30, 2013 and was eliminated thereafter.  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.  The

THE OLSTEIN FUNDS

Strategic Fund offered a third class of shares, Adviser Class shares, on April 28, 2015, which were initially sold on May 11, 2015.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

Security Valuation.  The Funds’ equity securities, except securities reported on the NASDAQ NMS or Small Cap exchanges, are valued at their fair value as determined by their last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ NMS or Small Cap exchanges are valued at the NASDAQ Official Closing Price (“NOCP”).  Lacking any sales, the security is valued at the mean between the closing bid and asked prices.  The value of securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
 Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$165,818,716	$—	$—	$165,818,716
Financials	112,001,650	—	—	112,001,650
Industrials	103,356,332	—	—	103,356,332
Information Technology	92,947,744	—	—	92,947,744
Health Care	75,576,406	—	—	75,576,406
Materials	27,131,928	—	—	27,131,928
Consumer Staples	17,480,400	—	—	17,480,400
Energy	1,850,330	—	—	1,850,330
Total Equity	596,163,506	—	—	596,163,506
Short-Term Investment	38,493,962	—	—	38,493,962
Total Investments in Securities	$634,657,468	$—	$—	$634,657,468

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Consumer Discretionary	$47,416,079	$—	$—	$47,416,079
Industrials	38,324,102	—	—	38,324,102
Information Technology	18,621,837	—	—	18,621,837
Financials	15,563,067	—	—	15,563,067
Materials	9,642,708	—	—	9,642,708
Health Care	7,655,285	—	—	7,655,285
Total Equity	137,223,078	—	—	137,223,078
Short-Term Investment	5,941,149	—	—	5,941,149
Total Investments in Securities	$143,164,227	$—	$—	$143,164,227

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after June 30, 2016 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

THE OLSTEIN FUNDS

These differences are primarily due to Net Operating Loss and Equalization. On the Statement of Assets and Liabilities, the following adjustments were made:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Accumulated net investment income	$3,512,497	$486,596
Accumulated net realized loss on investments sold	(10,296,526)	(3,800,717)
Capital stock	6,784,029	3,314,121

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2016, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$323,834,291	$406,711,937
Strategic Fund	$95,148,381	$145,491,889

THE OLSTEIN FUNDS

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$641,717,356	$165,797,174
Gross unrealized appreciation	$59,794,059	$5,788,755
Gross unrealized depreciation	(66,853,947)	(28,421,702)
Net unrealized depreciation	$(7,059,888)	$(22,632,947)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	1,415,244	—
Total distributable earnings	$1,415,244	$—
Other accumulated losses	$(12,034,227)	$(11,839,791)
Total accumulated losses	$(17,678,871)	$(34,472,738)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the All Cap Value Fund and the Strategic Fund.

At June 30, 2016, the Funds deferred, on a tax basis, post-October capital and ordinary late-year losses of:

	Post-October	Ordinary
	Capital Loss	Late Year Loss
All Cap Value Fund	$11,954,500	$—
Strategic Fund	$11,672,797	$166,994

The tax components of dividends paid by the Funds during the periods ended June 30, 2016 and June 30, 2015 were as follows:

	Year Ended	Year Ended
All Cap Value Fund	June 30, 2016	June 30, 2015
Ordinary Income	$—	$—
Long-Term Capital Gain	$95,807,468	$8,530,105
Strategic Fund
Ordinary Income	$3,619,677	$1,555,802
Long-Term Capital Gain	$11,418,549	$11,840,442

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended June 30, 2016 and 2015.

THE OLSTEIN FUNDS

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2013 through June 30, 2016. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2016.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the year ended June 30, 2016, the All Cap Value Fund incurred investment management fees of $6,612,002, with $525,075 payable to the Investment Manager as of June 30, 2016.  For the same period, the Strategic Fund incurred management fees of $1,656,894, with $100,052 net payable to the Investment Manager as of June 30, 2016.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2016 and may be continued thereafter.  The Investment Manager may seek reimbursement

THE OLSTEIN FUNDS

of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2017	$2,278
2018	0
2019	160,144
Total	$162,422

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00%, per annum of the Fund’s average daily net assets of Class C shares.  The Board voted to terminate the 12b-1 Plan for the Adviser Class shares, effective October 31, 2013.  For the year ended June 30, 2016, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plan were $5,263,129 for Class C shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the year ended June 30, 2016, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $157,603 for Class A shares and $401,417 for Class C shares.  For the year ended June 30, 2016, Olstein retained $15,381 from sales charges on the Strategic Fund

THE OLSTEIN FUNDS

Class A shares.  During the year ended June 30, 2016, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $16,370 and $7,383 for the All Cap Value Fund and the Strategic Fund, respectively.

During the year ended June 30, 2016, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2016, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund

	Year Ended		Year Ended
	June 30, 2016		June 30, 2015
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,239,536	$21,482,599	938,634	$19,869,007
Shares issued to shareholders in
reinvestment of distributions	4,439,717	76,185,538	325,544	6,895,036
Shares redeemed	(6,808,375)	(113,796,568)	(1,997,829)	(42,109,641)
Net decrease	(1,129,122)	$(16,128,431)	(733,651)	$(15,345,598)

Shares Outstanding:
Beginning of period	28,905,243		29,638,894
End of period	27,776,121		28,905,243

	Year Ended		Year Ended
	June 30, 2016		June 30, 2015
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	3,989,589	$78,778,217	2,403,340	$59,270,999
Shares issued to shareholders in
reinvestment of distributions	685,562	14,108,877	43,321	1,063,522
Shares redeemed	(2,500,217)	(57,489,265)	(684,603)	(16,996,605)
Net increase	2,174,934	$35,397,829	1,762,058	$43,337,916

Shares Outstanding:
Beginning of period	6,088,012		4,325,954
End of period	8,262,946		6,088,012
Total Net Increase		$19,269,398		$27,992,318

THE OLSTEIN FUNDS

Strategic Fund

	Year Ended		Year Ended
	June 30, 2016		June 30, 2015
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	967,406	$14,859,164	6,495,344	$118,003,318
Shares issued to shareholders in
reinvestment of distributions	370,204	5,134,729	574,233	9,733,245
Shares redeemed	(5,162,692)	(81,272,089)	(4,616,441)	(83,856,016)
Net increase (decrease)	(3,825,082)	$(61,278,196)	2,453,136	$43,880,547

Shares Outstanding:
Beginning of period	7,222,112		4,768,976
End of period	3,397,030		7,222,112

	Year Ended		Year Ended
	June 30, 2016		June 30, 2015
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	646,007	$8,901,454	1,321,449	$22,536,637
Shares issued to shareholders in
reinvestment of distributions	288,948	3,692,754	180,165	2,857,420
Shares redeemed	(840,397)	(11,016,266)	(223,948)	(3,732,058)
Net increase	94,558	$1,577,942	1,277,666	$21,661,999

Shares Outstanding:
Beginning of period	2,798,988		1,521,322
End of period	2,893,546		2,798,988

			May 11, 2015*
	Year Ended		through
	June 30, 2016		June 30, 2015
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	4,981,102	$76,764,713	2,927,941	$53,689,155
Shares issued to shareholders in
reinvestment of distributions	380,501	5,281,348	—	—
Shares redeemed	(3,873,358)	(56,575,670)	(7,383)	(134,479)
Net increase	1,488,245	$25,470,391	2,920,558	$53,554,676

Shares Outstanding:
Beginning of period	2,920,558		—
End of period	4,408,803		2,920,558
Total Net Increase (Decrease)		$(34,229,863)		$119,097,222

*	Commencement of operations.

THE OLSTEIN FUNDS

8
Line of Credit  The All Cap Value Fund and the Strategic Fund have uncommitted lines of credit of $50 million and $20 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 16, 2017, to be used for liquidity purposes. To the extent that the line is utilized, it will be collateralized by securities in the Funds’ portfolios. The interest rate on any borrowings is the Bank’s announced prime rate, which was 3.50% on June 30, 2016.

During the year ended June 30, 2016, the All Cap Value Fund did not draw upon the line of credit.  During the year ended June 30, 2016, the Strategic Fund had average outstanding borrowings of $22,142 under the line of credit and paid a weighted average interest rate of 3.25%.  The maximum balance of borrowings during the period was $2,624,000.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The Olstein Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Olstein Funds comprising Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (the “Funds”) as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Olstein Funds as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 4 through 18, pages 32 through 45, and pages 69 through 74, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and accordingly, we do not express an opinion or provide any assurance on it.

Cleveland, Ohio
August 25, 2016

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

ADDITIONAL TAX INFORMATION

For corporate shareholders in the Strategic Opportunities Fund, the percentage of dividend income distributed for the year ended June 30, 2016, which is designated as qualifying for the dividends received deduction, is 73.70%.

For shareholders in the Strategic Opportunities Fund, the percentage of dividend income distributed for the year ended June 30, 2016, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act 2003, is 73.70%.

THE OLSTEIN FUNDS

ADDITIONAL INFORMATION APPLICABLE
TO FOREIGN SHAREHOLDERS ONLY

The Strategic Opportunities Fund hereby designates 100% of its ordinary income distributions for the fiscal year ended June 30, 2016 as short-term capital gain distributions under Internal Revenue Service Code Section 871(k)(2)(C).

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven individuals, five of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.
		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees:

Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
4 Manhattanville Road		1995			College
Purchase, NY 10577
Age: 84

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1996	Wolf Enterprises LLC,		Advisory
Purchase, NY 10577			(financial educator)		Services
Age: 71			since 1986; General		(investment
			Counsel, LFG, Inc.		adviser);
			(provider of		Howling Wolf
			investment products),		Enterprises
			September 1995-		LLC
			October 2002 and		(publishing);
			President, Lockwood		Howling
			Financial Services		Wolf Capital
			(broker-dealer),		Partners LLC
			January 1996-		(private equity
			September 2002.		company).

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

D. Michael Murray	Trustee	Since	President, Murray,	2	The Eric Fund
4 Manhattanville Road		1996	Montgomery &		(charitable
Purchase, NY 10577			O’Donnell		organization);
Age: 76			(consultants),		Stuart Murray
			since 1968.		Group LLC
					(government
					relations).

Daniel G. Nelson	Trustee	Since	Senior Vice	2	None
4 Manhattanville Road		2014	President, Ingalls &
Purchase, NY 10577			Snyder LLC
Age: 71			(investment adviser
			and broker-dealer),
			since May 2015;
			Managing Director,
			Morgan Stanley
			Wealth Management
			Research and Strategy
			Group, Morgan
			Stanley, June 2010-
			January 2013;
			Managing Director,
			Smith Barney Research
			and Strategy Group,
			Citi-Smith Barney,
			June 1980-June 2010.

Lawrence K. Wein	Lead	Since	Private	2	eRooms
4 Manhattanville Road	Independent	1995	Consultant for		Systems
Purchase, NY 10577	Trustee		telecommunications		Technologies
Age: 74			industry, since July		(ERMS. OB)
			2001; Former Vice
			President-Wholesale
			Business Operations,
			Concert
			Communications
			an ATT/BT Company,
			April 2000-June 2001;
			Former Executive
			Manager, AT&T, Inc.,
			for 35 years, retired
			July 2001.

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School;
4 Manhattanville Road	Assistant		Management, L.P.,		American
Purchase, NY 10577	Treasurer		since 2000; Vice		Friends of the
Age: 49			President of Sales		National
			and Chief Operating		Museum
			Officer, Olstein		of the
			Capital Management,		Royal Navy;
			L.P., 1994-2000.		United States
Naval Service
Personnel
Educational
Assistance
Fund (non-
profits).

Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 75			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

THE OLSTEIN FUNDS

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years

Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 47			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 54			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004; Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp,
1996-2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP from
1990 through 1996.

*
Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the Investment Company Act.

**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

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PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO
WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?

What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

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Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange, John Lohr and Lawrence K. Wein are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$29,000	$28,750
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre‑approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2016	FYE 6/30/2015
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2016	FYE 6/30/2015
Registrant	$5,000	$5,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date   September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date   September 6, 2016

By (Signature and Title)                      /s/Michael Luper
Michael Luper, Treasurer

Date   September 6, 2016